UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

VOC Energy Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35160	80-6183103
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

919 Congress Avenue Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-512-236-6599

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 20, 2016, VOC Energy Trust issued a press release announcing the Trust quarterly distribution for the payment period ended June 30, 2016.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by VOC Energy Trust under the Exchange Act or the Securities Act of 1933, as amended, but is instead “furnished” for purposes of that instruction.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	VOC Energy Trust Press Release issued July 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOC Energy Trust

	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

Date: July 20, 2016	By:	/s/ Michael Ulrich
	Name:	Michael Ulrich
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

99.1	VOC Energy Trust Press Release issued July 20, 2016.